EXHIBIT 99.10

GSA05HE2 - Price/Yield - A3 To Call

Balance     $80,155,000.00   Delay                   0
Coupon              3.0913   Dated           3/30/2005
Settle           3/30/2005   First Payment   4/25/2005

Price                 50 PricingSpeed   75 PricingSpeed   100 PricingSpeed
100.00000                      3.1112            3.1112             3.1112
100.00000                          32                32                 32

WAL                             13.34              9.02               6.65
Mod Durn                        10.89              7.85               6.00
Principal Window        Aug15 - Sep19     Mar12 - Jan15      May10 - Jun12

LIBOR_1MO                      2.7713            2.7713             2.7713
LIBOR_6MO                      3.2200            3.2200             3.2200
Optional Redemption          Call (Y)          Call (Y)           Call (Y)

Price                 150 PricingSpeed   175 PricingSpeed   200 PricingSpeed
100.00000                       3.1112             3.1112             3.1112   Yield
100.00000                           32                 32                 32   Disc Margin

WAL                               2.78               2.24               1.90
Mod Durn                          2.66               2.16               1.85
Principal Window         Jul07 - Oct09      Feb07 - Oct07      Nov06 - May07

LIBOR_1MO                       2.7713             2.7713             2.7713
LIBOR_6MO                       3.2200             3.2200             3.2200
Optional Redemption           Call (Y)           Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSA05HE2 - Price/Yield - A3 To Maturity

Balance     $80,155,000.00   Delay                   0
Coupon              3.0913   Dated           3/30/2005
Settle           3/30/2005   First Payment   4/25/2005

Price                 50 PricingSpeed   75 PricingSpeed   100 PricingSpeed
100.00000                      3.1438            3.1538             3.1583
100.00000                          35                36                 37

WAL                             15.48             10.80               8.03
Mod Durn                        12.12              9.05               7.03
Principal Window        Aug15 - Nov31     Mar12 - Jan26      May10 - Jan21

LIBOR_1MO                      2.7713            2.7713             2.7713
LIBOR_6MO                      3.2200            3.2200             3.2200
Optional Redemption          Call (N)          Call (N)           Call (N)

Price                 150 PricingSpeed   175 PricingSpeed   200 PricingSpeed
100.00000                       3.1386             3.1112             3.1112   Yield
100.00000                           35                 32                 32   Disc Margin

WAL                               3.08               2.24               1.90
Mod Durn                          2.90               2.16               1.85
Principal Window         Jul07 - May15      Feb07 - Oct07      Nov06 - May07

LIBOR_1MO                       2.7713             2.7713             2.7713
LIBOR_6MO                       3.2200             3.2200             3.2200
Optional Redemption           Call (N)           Call (N)           Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSA05HE2 - Price/Yield - A3 To Call

Balance     $80,155,000.00   Delay                   0
Coupon              3.0913   Dated           3/30/2005
Settle           3/30/2005   First Payment   4/25/2005

Price                        10 CPR          20 CPR          25 CPR          30 CPR          40 CPR          50 CPR
100.00000                    3.1112          3.1112          3.1112          3.1112          3.1112          3.1112   Yield
100.00000                        32              32              32              32              32              32   Disc Margin

WAL                           16.92            9.08            7.15            5.80            2.53            1.87
Mod Durn                      13.11            7.89            6.41            5.30            2.43            1.82
Principal Window      Oct18 - Jun23   Mar12 - Feb15   Sep10 - Jan13   Aug09 - Jul11   May07 - Mar08   Oct06 - May07

LIBOR_1MO                    2.7713          2.7713          2.7713          2.7713          2.7713          2.7713
LIBOR_6MO                    3.2200          3.2200          3.2200          3.2200          3.2200          3.2200
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSA05HE2 - Price/Yield - A3 To Maturity

Balance     $80,155,000.00   Delay                   0
Coupon              3.0913   Dated           3/30/2005
Settle           3/30/2005   First Payment   4/25/2005

Price                        10 CPR          20 CPR          25 CPR          30 CPR          40 CPR          50 CPR
100.00000                    3.1370          3.1544          3.1576          3.1610          3.1112          3.1112   Yield
100.00000                        35              36              37              37              32              32   Disc Margin

WAL                           19.14           10.90            8.64            7.05            2.53            1.87
Mod Durn                      14.26            9.12            7.48            6.26            2.43            1.82
Principal Window      Oct18 - Oct33   Mar12 - Jun26   Sep10 - Jun22   Aug09 - Jul19   May07 - Mar08   Oct06 - May07

LIBOR_1MO                    2.7713          2.7713          2.7713          2.7713          2.7713          2.7713
LIBOR_6MO                    3.2200          3.2200          3.2200          3.2200          3.2200          3.2200
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.